The USX China Fund (the “Fund”)

Class A: HPCHX	Class C: HPCCX

a series of

360 FUNDS
420 Lexington Avenue, Suite 601
New York, New York 10170
(901) 680-5266

Supplement dated April 30, 2013 to the Prospectus, Summary Prospectus and Statement of Additional Information (the “SAI”), each dated August 28, 2012.

The Board of Trustees of the 360 Funds Trust has concluded that it is in the best interests of the USX China Fund and its shareholders that the Fund cease operations.  The Board determined to close the Fund, and redeem all outstanding shares, on April 29, 2013.

On April 29, 2013, the Fund departed from its stated investment objective and liquidated substantially all of its portfolio to invest in cash equivalents such as money market funds.  Shares of the Fund are no longer available for purchase.

ALL SHAREHOLDERS WILL HAVE THEIR SHARES OF THE FUND AUTOMATICALLY REDEEMED AS OF APRIL 29, 2013 AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares.  If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of distribution in order to avoid having to include the distribution in your taxable income for the year.  If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring.  If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and SAI, each dated August 28, 2012, which provide important information about the Fund.  These documents are available upon request and without charge by calling the Fund toll-free at 877.244.6235 or by writing to 360 Funds, c/o Matrix 360 Administration, LLC, 4520 Main Street, Suite 1425, Kansas City, MO 64111.